UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2026

INFLECTION POINT ACQUISITION CORP. VII

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43112	98-1890239
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Columbus Circle, 24th Floor

New York, New York 10019

(Address of principal executive offices, including zip code)

(646) 792-5600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one Redeemable Warrant	IPXGU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	IPXG	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	IPXGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement

Amendment No. 1 to Business Combination Agreement

As previously described in a current report on Form 8-K filed on July 2, 2026, on June 26, 2026, Inflection Point Acquisition Corp. VII (f/k/a Columbus Circle Capital Corp II), a Cayman Islands exempted company (“Inflection Point”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), by and among Inflection Point, IPGX Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Inflection Point (“Merger Sub”), and Elroy Air, Inc., a Delaware corporation (“Elroy Air”), pursuant to which, among other things and subject to the terms and conditions therein, Merger Sub will merge with and into Elroy Air, with Elroy Air continuing as the surviving corporation (the “Merger”). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination.”

On October 27, 2026, Inflection Point, Merger Sub and Elroy Air entered into the First Amendment to Business Combination Agreement (the “BCA Amendment”). Among other things, the BCA Amendment: (i) amends Section 2.03(a)(ii) of the Business Combination Agreement to provide that each Elroy Air Option outstanding immediately prior to the Effective Time will be converted into an option to purchase shares of New Elroy Air Common Stock (an “Exchanged Option”) based on the Common Stock Exchange Ratio, rather than a separate option exchange ratio, and to clarify that the Elroy Air Options subject to the 50%/50% allocation between the New Elroy Air Incentive Plan and grants outside of the plan are only those Elroy Air Options that were unvested as of the date of the Business Combination Agreement and remain unvested immediately prior to the Effective Time; (ii) provides that each restricted stock unit of Elroy Air outstanding as of the Effective Time will be assumed and converted into a restricted stock unit of New Elroy Air based on the Common Stock Exchange Ratio, and that certain specified restricted stock units will be taken into account in determining the Eligible Stockholders and their Pro Rata Shares of the Earnout Shares; (iii) amends Section 6.14(a) to provide that the maximum number of shares of New Elroy Air Common Stock issuable under the New Elroy Air Incentive Plan immediately following the Closing shall not be more than 12% of the Purchaser Fully Diluted Capitalization (the “EIP Limit”), and adds a definition of “Purchaser Fully Diluted Capitalization”; (iv) requires Elroy Air to deliver unaudited reviewed financial statements as of and for the six-month periods ended June 30, 2026 and 2025 no later than September 30, 2026, and provides that failure to deliver such financial statements or the PCAOB Financial Statements by the applicable deadlines will not constitute a breach of the Business Combination Agreement or a failure of the related closing condition; (v) requires, as a condition to Inflection Point’s obligation to close, delivery of the Seller Lock-Up Agreement by each Elroy Air equityholder who will receive (including upon exercise of Exchanged Options or settlement of converted restricted stock units) at least 1.0% of the Aggregate Consideration; and (vi) makes certain related changes to the exchange procedures and the definitions of “Company Adjusted Fully Diluted Capital,” “Company Fully Diluted Capital,” “Eligible Stockholder” and “Pro Rata Share.”

Except as expressly amended by the BCA Amendment, the Business Combination Agreement remains in full force and effect in accordance with its terms. The foregoing description of the BCA Amendment does not purport to be complete and is subject to and qualified in its entirety by the terms and conditions of the BCA Amendment. A copy of the BCA Amendment is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Additional Information

The Business Combination will be submitted to shareholders of Inflection Point for their consideration. In connection with the Business Combination, Inflection Point has filed a registration statement on Form S-4 with the SEC (as amended and supplemented from time to time, the “Registration Statement”), which includes a preliminary proxy statement/prospectus and certain other related documents, which will serve as both the proxy statement to be distributed to shareholders of Inflection Point in connection with its solicitation for proxies for the vote by its shareholders in connection with the Business Combination and other matters described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued to securityholders of Inflection Point and equityholders of Elroy Air in connection with the completion of the Business Combination. After the Registration Statement is declared effective, Inflection Point will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that Inflection Point will send to its shareholders in connection with the Business Combination.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS INCLUDED THEREIN, AND, WHEN AVAILABLE, ANY AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC free of charge at www.sec.gov. The definitive proxy statement/prospectus (when available) will be mailed to shareholders of Inflection Point as of a record date to be established for voting on the Business Combination. Shareholders of Inflection Point may also obtain copies of the proxy statement/prospectus without charge by directing a request to: Inflection Point Acquisition Corp. VII, 3 Columbus Circle, 24th Floor, New York, NY 10019.

Participants in the Solicitation

Inflection Point and its directors, executive officers, and other members of management, and consultants, under SEC rules, may be deemed participants in the solicitation of proxies from Inflection Point’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Inflection Point is contained in the sections entitled “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 10. Directors, Executive Officers and Corporate Governance” of Inflection Point’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 30, 2026, as supplemented by Inflection Point’s Current Report on Form 8-K filed with the SEC on July 2, 2026, each of which is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants is contained in the Registration Statement.

Elroy Air, its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of Inflection Point’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the Registration Statement.

Forward-Looking Statements

Certain statements made herein are not historical facts but may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (“Securities Act”), as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or the negatives of these terms or variations of them or similar terminology or expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination, the estimated or anticipated future results and benefits of the combined company (referred to herein as “New Elroy Air”) following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, Elroy Air’s demand backlog and potential revenue opportunities, future opportunities for New Elroy Air and other statements that are not historical facts.

These statements are based on the current expectations of Inflection Point’s and/or Elroy Air’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. There can be no assurance that New Elroy Air will use the proceeds of the Business Combination and the associated PIPE investment as currently planned, and management will have broad discretion over the use of such proceeds. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Inflection Point and Elroy Air. These statements are subject to a number of risks and uncertainties regarding Elroy Air’s business and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to: general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the number of redemption requests made by Inflection Point’s shareholders in connection with the Business Combination; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the risk that the approval of the shareholders of Elroy Air or Inflection Point for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the risks related to the rollout of Elroy Air’s business and the timing of expected business milestones; the fact that Elroy Air’s demand pipeline currently consists of non-binding letters of intent, memorandums of understanding and uncommitted early delivery reservations, and the risk that such letters of intent, memorandums of understanding and early delivery reservations may not convert to binding purchase agreements or result in sales, and there can be no assurance that any or all of them will result in future revenue, and accordingly investors should not place undue reliance on such demand pipeline figures as an indicator of future revenue or business performance; the risk that contract options under the U.S. Army contract may not be exercised or that future Congressional appropriations may not be available; the risk that the U.S. Army contract is subject to government termination for convenience and that future funding is contingent on option exercise and annual budget approvals; risks related to obtaining and maintaining necessary regulatory approvals and certifications for the Federal Aviation Administration, Department of Defense, and other governmental authorities for drone operations; risks related to Elroy Air’s ability to scale commercial production of the Chaparral, including reliance on a third-party manufacturing partner, the sufficiency of PIPE proceeds to fund production, and the risk that stated performance specifications may not be achieved without additional development or certification; the effects of competition on Elroy Air’s business; the ability of New Elroy Air to execute its growth strategy, manage growth profitably and retain its key employees; the ability of New Elroy Air to obtain or maintain the listing of its securities on a U.S. national securities exchange following the Business Combination; costs related to the Business Combination; and other risks that will be detailed from time to time in filings with the SEC. The foregoing list of risk factors is not exhaustive. There may be additional risks that Elroy Air and Inflection Point presently do not know or that Elroy Air and Inflection Point currently believe are immaterial that could also cause actual results to differ from those contained in forward-looking statements. In addition, forward-looking statements provide Elroy Air’s and Inflection Point’s expectations, plans or forecasts of future events and views as of the date of this communication. Elroy Air and Inflection Point anticipate that subsequent events and developments will cause their assessments to change. However, while Elroy Air and/or Inflection Point may elect to update these forward-looking statements in the future, Elroy Air and Inflection Point specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Elroy Air’s or Inflection Point’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or results of such forward-looking statements will be achieved.

No Offer or Solicitation

This communication is for informational purposes only and is not (i) an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law nor (ii) the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of this communication.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1	First Amendment to Business Combination Agreement, dated as of October 27, 2026, by and among Inflection Point Acquisition Corp. VII, IPGX Merger Sub, Inc. and Elroy Air, Inc. (to be filed by amendment)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2026

INFLECTION POINT ACQUISITION CORP. VII

By:	/s/ Kevin Shannon
Name:	Kevin Shannon
Title:	Chief Executive Officer

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